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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 17, 2001



                                 Healthaxis Inc.
                                 ---------------
             (Exact name of registrant as specified in its charter)




        Pennsylvania                0-13591                     23-2214195
        ------------                -------                     ----------
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)




               2500 DeKalb Pike, East Norriton, Pennsylvania 19401
              ----------------------------------------------------
                (Address of principal executive offices/Zip Code)

                                 (610) 279-2500
                                 --------------
              (Registrant's telephone number, including area code)

        Former name or former address, if changed since last report: N/A
                                                                     ---



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Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of businesses acquired.

                  None.

         (b)      Pro-forma financial information.

                  None.

         (c)      Exhibits.

                  The following exhibit is filed herewith:

S-K Item
Number   Description
------   -----------

    16   Letter regarding change in certifying accountant.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            HEALTHAXIS INC.




Date:    April 27, 2001                     By:  /s/ Michael G. Hankinson
                                                 -------------------------------
                                                 Michael G. Hankinson
                                                 Senior Vice President,
                                                 Secretary and General Counsel



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                                  EXHIBIT INDEX
                                  -------------



     S-K Item
      Number        Description
      ------        -----------

        16          Letter regarding change in certifying accountant.